UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-2908

Name of Registrant: VANGUARD NEW YORK TAX-FREE FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) NEW YORK TAX-EXEMPT FUNDS
NOVEMBER 30, 2003

[GRAPHIC]
ANNUAL REPORT

VANGUARD (R) NEW YORK TAX-EXEMPT MONEY MARKET FUND vANGUARD (R) NEW YORK LONG-TERM TAX-EXEMPT FUND

THE VANGUARD GROUP (R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS
 1 letter from the chairman
 6 report from the advisor
 9 fund profiles
11 glossary of investment terms
12 performance summaries
14 about your fund's expenses
15 financial statements
--------------------------------------------------------------------------------
SUMMARY

* The Vanguard New York Tax-Exempt Funds outperformed their peer group averages in fiscal 2003.
* Interest rates in the taxable and municipal bond markets moved in different directions during the period.
* The Vanguard funds achieved peer- beating results with the same emphasis on prudence, quality, and low costs that has contributed to their long-term success.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2003, the Vanguard New York Tax-Exempt Funds met their investment objectives while negotiating the volatile interest rate environment more successfully than their average peer mutual funds.

[PICTURES OF JOHN J. BRENNAN]
Vanguard New York Tax-Exempt Money Market Fund*



----------------------------------------------------
2003 TOTAL RETURNS                 FISCAL YEAR ENDED
                                         NOVEMBER 30
----------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
  MONEY MARKET FUND*
  (SEC 7-Day Annualized Yield: 0.88%)           0.9%
Average New York Tax-Exempt
  Money Market Fund**                           0.5
----------------------------------------------------
VANGUARD NEW YORK LONG-TERM
  TAX-EXEMPT FUND
  Investor Shares                               7.2%
  Admiral Shares                                7.3
Lehman 10 Year Municipal Bond Index             6.9
Average New York Municipal Debt Fund**          6.3
Lehman Municipal Bond Index                     6.7
----------------------------------------------------
*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
**Derived from data provided by Lipper Inc.

The New York Tax-Exempt Money Market Fund maintained its $1 share price (as is expected but not guaranteed) while generating a significantly higher return than the peer-group average, as illustrated in the table at left.

The New York Long-Term Tax-Exempt Fund generated a relatively high level of income exempt from federal and New York State income taxes. For the fund's Investor Shares, the total return (reinvested distributions plus capital change) was 0.9 percentage point more than the average return for the peer group. The Admiral Shares returned a full percentage point more than the peer-group average. The fund also outperformed two unmanaged indexes of the municipal bond market. These benchmarks are imperfect analogs of your fund's portfolio, but they illustrate that the fund's returns were strong by any measure.

At the end of November 2003, the Tax-Exempt Money Market Fund's yield was 0.88%, down from 1.12% one year earlier. For New York residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 1.47% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax). The yield of the Long-Term Tax-Exempt Fund's Investor Shares finished the year at 3.16%, down from 3.69% at the end of November 2002, for a taxable equivalent yield of 5.27%. For the fund's Admiral Shares, the ending yield was 3.21% (down from 3.80% a year earlier), with a taxable equivalent yield of 5.35%.

ADMIRAL (TM) SHARES
A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENT IN THE FUND.

Details of the per-share components of the funds' total returns--their starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS

During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined. (Money market securities were an exception to this interest rate pattern, however, since they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the 12 months.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as market recognition of municipal bonds' exceptional value.

--------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 2003
                                               ---------------------------------
                                               ONE         THREE          FIVE
                                              YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX                   5.2%          7.9%          6.5%
 (BROAD TAXABLE MARKET)
LEHMAN MUNICIPAL BOND INDEX                   6.7           7.2           5.7
CITIGROUP 3-MONTH TREASURY BILL INDEX         1.1           2.4           3.6
--------------------------------------------------------------------------------
STOCKS
RUSSELL 1000 INDEX (LARGE-CAPS)              16.9%         -4.9%          0.2%
RUSSELL 2000 INDEX (SMALL-CAPS)              36.3           8.5           8.0
WILSHIRE 5000 INDEX (ENTIRE MARKET)          19.0          -3.3           0.8
MSCI ALL COUNTRY WORLD INDEX FREE
 EX USA (International)                      27.1          -2.3           0.7
================================================================================
CPI
Consumer Price Index                          1.8%          2.0%          2.4%
--------------------------------------------------------------------------------

In November 2002, as the broad stock market rattled near bear-market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general-obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries--the ratio declined to 82% at the end of November 2003--still high, but more typical of its historical level.

THE FUNDS' TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term bonds--the focus of Vanguard New York Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the funds' advisor, Vanguard Fixed Income Group, to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Long-Term Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, 80% of the portfolio was invested in securities with the highest credit rating, essentially the same weighting as a year earlier. Anticipating higher interest rates in coming months, the advisor elected not to stretch for yield in longer maturities, keeping the fund's duration (its price sensitivity to rate changes) roughly constant. This positioning produced a 7.2% total return for the fund's Investor Shares--2.8 percentage points from capital growth and 4.4 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's result well ahead of the peer group's average return of 6.3%. (For a comparison of the expense ratios of Vanguard's funds with the averages for their peer groups, please see the table on page 14.)

As the yields of the shortest-term securities declined from their already low levels during the period, the advisor nudged the average weighted

--------------------------------------------------------------------------------
Total Returns                                 Ten Years Ended November 30, 2003
--------------------------------------------------------------------------------


                                  Average        Final   Value  of  a  $10,000
                              Annual   Return         Initial   Investment
                          --------------------  --------------------------------
                                       Average              Average
New York                  Vanguard   Competing  Vanguard  Competing   Vanguard
Tax-Exempt Fund               Fund       Fund*      Fund      Fund*  Advantage
--------------------------------------------------------------------------------
Money Market**                2.6%        2.2%   $11,708    $11,436      $ 272
Long-Term Investor Shares     6.1         5.1     18,091     16,450      1,641
--------------------------------------------------------------------------------
*For the Long-Term Tax-Exempt Fund: Average New York Insured Municipal Debt Fund through March 31, 2002, and Average New York Municipal Debt Fund thereafter. **Annualized returns since inception on September 3, 1997.

maturity of the Tax-Exempt Money Market Fund higher--from 38 days to 55 days--to limit the fund's decline in income. For the full fiscal year, the fund returned 0.9%--0.4 percentage point more than the peer-group average--again reflecting the powerful combination of skilled management and low operating costs.

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our funds' strong relative performances in fiscal 2003 have contributed to their excellent long-term returns. The table above shows the average annual return of the Long-Term Tax-Exempt Fund over the past ten years, the average return of the Tax-Exempt Money Market Fund since its 1997 inception, and the returns of their peer-group averages. We also display the growth of hypothetical initial investments of $10,000 in the funds and their average peers.

As you can see, both funds outperformed their average peers, creating additional wealth for shareholders. For example, the Long-Term Tax-Exempt Fund's 1-percentage-point margin in average total return translated into an extra $1,641 in shareholder wealth on a $10,000 investment--a significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT

Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income, and the interest earned on the reinvestment of that income, are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can be confident both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 18, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE         NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                       Distributions Per Share
                                                     ---------------------------

New York                Starting              Ending      Income       Capital
Tax-Exempt Fund      Share Price         Share Price   Dividends         Gains
--------------------------------------------------------------------------------
Money Market              $ 1.00              $ 1.00      $0.009        $0.000
Long-Term
  Investor Shares          11.38               11.57       0.486         0.125
  Admiral Shares           11.38               11.57       0.493         0.125
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

During fiscal 2003, Vanguard New York Tax-Exempt Money Market Fund returned 0.9%, and Vanguard New York Long-Term Tax-Exempt Fund's Investor Shares returned 7.2% (7.3% for the Admiral Shares), outperforming their peer-group averages. Generally declining interest rates in the municipal bond market translated into lower yields for the funds at fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.

INVESTMENT PHILOSOPHY

THE ADVISOR BELIEVES THAT EACH FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT QUALITY TARGETS, CAN ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND PENNSYLVANIA INCOME TAXES BY INVESTING IN HIGH-QUALITY SECURITIES ISSUED BY PENNSYLVANIA STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially pushing up interest rates.

FEW NEW ISSUES, GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The adjacent tables display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance and unusually good municipal bond values at the start of the fiscal year help explain the strong performance.

From January to November, the supply of new municipal bonds rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During the year, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard New York funds own no taxable municipal debt.) In New York, the rate of new issuance, including taxable debt, declined a significant 22.3%, which provided relatively strong support for the price of existing New York debt. (Lower issuance reduces pressure on existing bonds' prices.)

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-Rated General-Obligation Issues)
                                                                         Change
Maturity          Nov. 30, 2002        Nov. 30, 2003             (basis points)
--------------------------------------------------------------------------------
2 years                   1.70%                1.40%                        -30
5 years                   2.75                 2.39                         -36
10 years                  3.87                 3.55                         -32
30 years                  5.01                 4.72                         -29
--------------------------------------------------------------------------------
SOURCE: THE VANGUARD GROUP.

--------------------------------------------------------------------------------
Yields of U.S. Treasury Securities
                                                                         Change
Maturity          Nov. 30, 2002        Nov. 30, 2003             (basis points)
2 years                   2.06%                2.04%                         -2
5 years                   3.27                 3.35                          +8
10 years                  4.21                 4.33                         +12
30 years                  5.04                 5.13                          +9
--------------------------------------------------------------------------------
SOURCE: THE VANGUARD GROUP.

During the past year, investors were also attracted by munis' "cheapness" relative to Treasuries. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we kept the Long-Term Tax-Exempt Fund's duration (a measure of interest rate sensitivity) roughly constant. We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the Long-Term Tax-Exempt Fund's credit profile, keeping it at its customary high level of quality. The Tax-Exempt Money Market Fund maintained its exceptionally high-quality portfolio as well: Our dollar-weighted credit rating on November 30 was MIG-1, the highest rating in a pool of high-quality securities. In both funds, our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
Kathryn Allen, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 17, 2003

AS OF 11/30/2003

FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


NEW YORK TAX-EXEMPT
MONEY MARKET FUND
----------------------------------    ------------------------------------------
FINANCIAL ATTRIBUTES                  Distribution by Credit Quality
                                        (% of portfolio)

Yield                         0.9%    MIG-1/SP-1+                           55%
Average Weighted Maturity  55 days    A-1/P-1                               44
Average Quality              MIG-1    AAA/AA                                 0
Expense Ratio                0.17%    A                                      1
----------------------------------    ------------------------------------------
                                      Total                                100%
                                      ------------------------------------------

Visit our website at Vanguard.com for regularly updated fund information.

NEW YORK LONG-TERM
TAX-EXEMPT FUND
-----------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                              Comparative         Broad
                                     Fund          Index*       Index**
-----------------------------------------------------------------------

Number of Issues                     248            9,054        47,482
Yield
  Investor Shares                   3.2%               --            --
  Admiral Shares                    3.2%               --            --
Yield to Maturity                  3.3%Y               --            --
Average Coupon                      4.8%             5.2%          5.2%
Average Effective Maturity     7.5 years        9.9 years    13.8 years
Average Quality                      AAA              AA+           AA+
Average Duration               5.8 years        7.0 years     8.1 years
Expense Ratio                                          --            --
  Investor Shares                  0.17%
  Admiral Shares                   0.11%
Short-Term Reserves                   8%               --            --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)

AAA                                  80%
AA                                   18
A                                     1
BBB                                   1
----------------------------------------
Total                               100%
----------------------------------------
----------------------------------------
Investment Focus

CREDIT QUALITY
Low  Medium  High

AVERAGE MATURITY
Short  Medium  Long
----------------------------------------
-----------------------------------------------------------------------
Volatility Measures

                               Comparative                        Broad
                    Fund            Index*           Fund       Index**
-----------------------------------------------------------------------
R-Squared           0.97              1.00           0.98          1.00
Beta                1.04              1.00           1.20          1.00
-----------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year                      10%
1-5 Years                         19
5-10 Years                        57
10-20 Years                       11
20-30 Years                        2
Over 30 Years                      1
-------------------------------------
Total                            100%



*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+Before expenses.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy
issuers            of            money            market             securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the
index's        returns,        its       R-squared       would       be       0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected
forward              for              the              coming              year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

AS OF 11/30/2003

PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the total return.


NEW YORK TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 3, 1997-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
[CHART]

---------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED NOVEMBER 30, 2003            FINAL VALUE
                                           -----------------------------------    (SINCE INCEPTION)
                                             ONE           FIVE           TEN          OF A $10,000
                                            YEAR          YEARS         YEARS            INVESTMENT

New York Tax-Exempt Money Market Fund      0.89%          2.37%         2.56%               $11,708
Average New York  Tax-Exempt
  Money Market Fund*                       0.53           1.96          2.17                 11,436
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 3, 1997-NOVEMBER 30, 2003
---------------------------------------------------------------------------------------------------

            New York Tax-Exempt      Average
            Money Market Fund          Fund*

Fiscal          Total                  Total
  Year         Return                 Return
----------------------------------------------
1997             0.8%                  0.8%
1998             3.3                   2.9
1999             3.0                   2.6
2000             3.9                   3.4
----------------------------------------------
----------------------------------------------
            New York Tax-Exempt      Average
            Money Market Fund          Fund*

Fiscal          Total                  Total
  Year         Return                 Return
----------------------------------------------
2001             2.8%                  2.4%
2002             1.3                   0.9
2003             0.9                   0.5
----------------------------------------------
SEC 7-Day Annualized Yield (11/30/2003): 0.88%
----------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                                   Since Inception
                                                            One       Five    --------------------------
                                         Inception Date    Year      Years    Capital    Income    Total
--------------------------------------------------------------------------------------------------------

NEW YORK TAX-EXEMPT MONEY MARKET FUND          9/3/1997   0.97%      2.45%      0.00%     2.61%    2.61%

--------------------------------------------------------------------------------------------------------
*Returns for Average New York Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial  Highlights table on page 30 for dividend  information.

--------------------------------------------------------------------------------
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------

[CHART]

--------------------------------------------------------------------------------

                                                           Average Annual Total Returns
                                                         Periods Ended November 30, 2003
                                                        ---------------------------------    Final Value
                                                            One         Five       Ten      of a $10,000
                                                           Year        Years     Years        Investment
--------------------------------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund Investor Shares        7.20%         5.86%     6.11%          $18,091
Lehman Municipal Bond Index                               6.65          5.71      6.16            18,179
Lehman 10 Year Municipal Bond Index                       6.88          5.75      6.24            18,320
Average New York Municipal Debt Fund*                     6.33          4.70      5.10            16,450
--------------------------------------------------------------------------------------------------------

                                                                                             Final Value
                                                                  One           Since      of a $250,000
                                                                 Year     Inception**         Investment
--------------------------------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund Admiral Shares               7.26%           7.13%           $297,947
Lehman Municipal Bond Index                                     6.65            6.80             295,627
Lehman 10 Year Municipal Bond Index                             6.88            6.87             296,134
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                    New York Long-Term
              Tax-Exempt Fund Investor Shares            Lehman+

Fiscal              Capital          Income     Total     Total
  Year               Return          Return    Return    Return
----------------------------------------------------------------
1994                 -11.5%            5.1%     -6.4%     -4.5%
1995                  13.5             6.4      19.9      18.6
1996                   0.4             5.4       5.8       5.7
1997                   0.9             5.5       6.4       7.1
1998                   2.4             5.3       7.7       8.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 New York Long-Term
              Tax-Exempt Fund Investor Shares            Lehman+

Fiscal              Capital          Income     Total     Total
  Year               Return          Return    Return    Return
----------------------------------------------------------------
1999                  -7.0%            4.7%     -2.3%     -0.4%
2000                   3.9             5.7       9.6       7.7
2001                   3.4             5.0       8.4       8.2
2002                   2.2             4.6       6.8       6.7
2003                   2.8             4.4       7.2       6.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                                    Ten Years
                                                        One    Five       ---------------------------
                                      Inception Date   Year   Years       Capital     Income    Total


New York Long-Term Tax-Exempt Fund
  Investor Shares                           4/7/1986  3.58%   5.75%         0.74%      5.21%    5.95%
  Admiral Shares                           5/14/2001  3.65   7.37**            --         --       --
-----------------------------------------------------------------------------------------------------

*Derived  from data  provided  by Lipper  Inc.;  based on the  Average  New York
Insured  Municipal  Debt Fund through  March 31, 2002,  and the Average New York
Municipal Debt Fund thereafter.
**Returns since inception on May 14, 2001.
+Lehman 10 Year Municipal Bond Index.
Note: See Financial  Highlights tables on page 31 for dividend and capital gains information.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio. a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

-------------------------------------------------------------------------------------------
                                       Cost of $10,000             Fund        Peer Group*
                                    Investment in Fund    Expense Ratio      Expense Ratio
-------------------------------------------------------------------------------------------
New York Tax-Exempt Money Market Fund              $17            0.17%              0.62%
New York Long-Term Tax-Exempt Fund
  Investor Shares                                   18            0.17               1.08
  Admiral Shares                                    11            0.11                 --
-------------------------------------------------------------------------------------------

*Peer groups are: for the New York Tax-Exempt Money Market Fund, the Average New
York Tax-Exempt Money Market Fund; for the New York Long-Term Tax-Exempt Fund, the Average New York Municipal Debt Fund.
Calculations assume no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period.
Peer-group ratios capture data through year-end 2002.

You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

AS OF 11/30/2003

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
NEW YORK TAX-EXEMPT                                                               MATURITY                AMOUNT        VALUE*
MONEY MARKET FUND                                                     COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.5%)
------------------------------------------------------------------------------------------------------------------------------
Albany County NY BAN                                                   1.75%     12/3/2004 Y           $  50,000    $   50,307
Allegany County NY IDA (Atlantic Richfield Project) VRDO               1.12%     12/1/2003                 4,700         4,700
Arlington NY Central School Dist. BAN                                  1.20%    12/19/2003                20,600        20,603
Battery Park City NY Auth. Rev. TOB VRDO                               1.13%     12/8/2003 *              30,825        30,825
Battery Park City NY Auth. Rev. TOB VRDO                               1.13%     12/8/2003 *               5,345         5,345
Erie County NY RAN                                                     1.50%     6/23/2004                27,000        27,090
Erie County NY Water Auth. Rev. VRDO                                   1.04%     12/8/2003 (2)            11,400        11,400
Garden City NY UFSD TAN                                                1.60%     6/29/2004                 5,000         5,018
Great Neck NY UFSD TAN                                                 1.60%     6/29/2004                 5,000         5,019
Great Neck NY UFSD TAN                                                 2.00%     6/29/2004                15,000        15,091
Half Hollow Hills NY Central School Dist.
  Huntington & Babylon TAN                                             1.75%     6/29/2004                 7,000         7,031
Hempstead NY BAN                                                       1.75%     4/16/2004                 5,075         5,087
Long Island NY Power Auth. Electric System Rev. VRDO                   1.08%     12/1/2003 LOC             6,600         6,600
Long Island NY Power Auth. Electric System Rev. VRDO                   1.08%     12/1/2003 LOC             9,600         9,600
Long Island NY Power Auth. Electric System Rev. VRDO                   1.08%     12/1/2003 LOC             3,400         3,400
Long Island NY Power Auth. Electric System Rev. VRDO                   1.10%     12/8/2003 (1)            4,000          4,000
Long Island NY Power Auth. Electric System Rev. VRDO                   1.10%     12/8/2003 (4)            13,625        13,625
Metro. New York Transp. Auth. Rev. (Transit Rev.)
  TOB VRDO                                                             1.13%     12/8/2003 (1) *           3,300         3,300
Metro. New York Transp. Auth. Rev. CP                                  0.95%     3/24/2004 LOC            15,000        15,000
Metro. New York Transp. Auth. Rev. CP                                  1.00%      4/8/2004 LOC            20,000        20,000
Metro. New York Transp. Auth. Rev. TOB VRDO                            1.15%     12/8/2003 (3) *          19,985        19,985
Metro. New York Transp. Auth. Rev. VRDO                                1.10%     12/8/2003 (4)            19,200        19,200
Nassau County NY Interim Finance Auth. VRDO                            1.10%     12/8/2003 (4)            27,055        27,055

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
NEW YORK TAX-EXEMPT                                                               MATURITY                AMOUNT        VALUE*
MONEY MARKET FUND                                                     COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York City NY Cultural Resources Rev.
  (American Museum of Natural History) PUT                             0.85%      7/1/2004 (2)         $  35,975    $   35,975
New York City NY Cultural Resources Rev.
  (Asia Society) VRDO                                                  1.10%     12/8/2003 LOC            12,000        12,000
New York City NY Cultural Resources Rev.
  (Carnegie Hall) VRDO                                                 1.10%     12/8/2003 LOC            14,835        14,835
New York City NY Cultural Resources Rev.
  (Solomon R. Guggenheim Foundation) VRDO                              1.08%     12/1/2003 LOC            18,607        18,607
New York City NY GO                                                    2.00%      8/1/2004                17,780        17,906
New York City NY GO TOB VRDO                                           1.12%     12/8/2003 (1) *           9,995         9,995
New York City NY GO TOB VRDO                                           1.13%     12/8/2003 (4) *           6,144         6,144
New York City NY GO TOB VRDO                                           1.13%     12/8/2003 (10)*           6,955         6,955
New York City NY GO TOB VRDO                                           1.16%     12/8/2003 (3) *           5,620         5,620
New York City NY GO TOB VRDO                                           1.16%     12/8/2003 (3) *           8,455         8,455
New York City NY GO TOB VRDO                                           1.16%     12/8/2003 (3) *           5,795         5,795
New York City NY GO VRDO                                               1.08%     12/1/2003 (1)             9,950         9,950
New York City NY GO VRDO                                               1.08%     12/1/2003 (1)             2,575         2,575
New York City NY GO VRDO                                               1.10%     12/8/2003 LOC             8,135         8,135
New York City NY GO VRDO                                               1.10%     12/8/2003 LOC             6,050         6,050
New York City NY Housing Dev. Corp.
  (Westmont Apartments) VRDO                                           1.10%     12/8/2003 LOC            24,200        24,200
New York City NY IDA (National Audubon Society) VRDO                   1.08%     12/1/2003 LOC            14,700        14,700
New York City NY Muni. Water Finance Auth.
  Water & Sewer System CP                                              1.07%      2/4/2004                25,000        25,000
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                                   1.13%     12/8/2003 (1) *          12,075        12,075
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                                   1.15%     12/8/2003 *              20,500        20,500
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                       1.05%     12/1/2003 (3)             5,600         5,600
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                       1.10%     12/1/2003                12,400        12,400
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                        1.10%    12/1/2003                35,050        35,050
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                        1.10%    12/8/2003                 9,800         9,800
New York City NY Transitional Finance Auth. Rev.
  TOB VRDO                                                             1.13%     12/8/2003 (3) *           6,080         6,080
New York City NY Transitional Finance Auth. Rev.
  TOB VRDO                                                             1.16%     12/8/2003 *               9,850         9,850
New York City NY Transitional Finance Auth. Rev. VRDO                  1.08%     12/1/2003                   870           870
New York City NY Transitional Finance Auth. Rev. VRDO                  1.08%     12/1/2003                   400           400
New York City NY Transitional Finance Auth. Rev. VRDO                  1.08%     12/1/2003                22,200        22,200
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/1/2003                 3,200         3,200
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/1/2003                 1,900         1,900
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/8/2003                 4,700         4,700
New York City NY Transitional Finance Auth. Rev. VRDO                  1.12%     12/8/2003                10,000        10,000
New York City NY Transitional Finance Auth. Rev. VRDO                  1.12%     12/8/2003                14,500        14,500
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                0.88%      1/7/2004                11,635        11,635
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                0.88%      1/8/2004                21,005        21,005
New York State Dormitory Auth. Rev. (Columbia Univ.) PUT               1.05%      3/5/2004                 9,000         9,000
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO               1.10%     12/1/2003                10,525        10,525


------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
                                                                      COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO               1.10%     12/8/2003             $  26,900    $   26,900
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO               1.10%     12/8/2003                24,845        24,845
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                             2.00%     2/15/2004                 9,950         9,972
New York State Dormitory Auth. Rev.
  (Mental Health Services) TOB VRDO                                    1.13%     12/8/2003 (1) *          16,455        16,455
New York State Dormitory Auth. Rev.
  (Mental Health Services) VRDO                                        1.12%     12/8/2003                12,000        12,000
New York State Dormitory Auth. Rev.
  (Mental Health Services) VRDO                                        1.12%     12/8/2003 (1)             9,200         9,200
New York State Dormitory Auth. Rev.
  (New York Public Library) VRDO                                       1.10%     12/8/2003 (1)            10,800        10,800
New York State Dormitory Auth. Rev.
  (New York Public Library) VRDO                                       1.10%     12/8/2003 (1)            40,465        40,465
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology) TOB VRDO                         1.10%     12/8/2003 (2)             9,700         9,700
New York State Dormitory Auth. Rev.
  (Rockefeller Univ.) VRDO                                             1.10%     12/8/2003                34,600        34,600
New York State Dormitory Auth. Rev.
  (Rockefeller Univ.) VRDO                                             1.10%     12/8/2003                39,000        39,000
New York State Dormitory Auth. Rev.
  (State Univ.) TOB VRDO                                               1.15%     12/8/2003 *               8,995         8,995
New York State Dormitory Auth. Rev. TOB VRDO                           1.13%     12/8/2003 *               4,725         4,725
New York State Energy Research & Dev. Auth. PCR
  (NY Electric & Gas) PUT                                              1.08%    10/15/2004 LOC            15,775        15,775
New York State Environmental Corp. Rev.
  (General Electric) CP                                                0.98%     12/5/2003                23,400        23,400
New York State Environmental Corp. Rev.
  (General Electric) CP                                                0.98%     12/8/2003                21,000        21,000
New York State Environmental Corp. Rev.
  (General Electric) CP                                                1.04%     2/13/2004                 8,000         8,000
New York State Environmental Fac. Corp. PCR TOB VRDO                   1.13%     12/8/2003 (4) *          26,725        26,725
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds) TOB VRDO                    1.13%     12/8/2003 *               5,000         5,000
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds) TOB VRDO                    1.13%     12/8/2003 *              13,925        13,925
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds) TOB VRDO                    1.13%     12/8/2003 *               8,250         8,250
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds) TOB VRDO                    1.13%     12/8/2003 *               6,500         6,500
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds) TOB VRDO                    1.13%     12/8/2003 *               2,715         2,715
New York State GO PUT                                                  1.02%      8/5/2004 LOC            32,000        32,000
New York State GO PUT                                                  1.05%     10/7/2004 LOC            31,600        31,600
New York State Housing Finance Agency Service
  Contract Rev. VRDO                                                   1.10%     12/8/2003 LOC             9,000         9,000
New York State Local Govt. Assistance Corp. VRDO                       1.08%     12/8/2003 LOC             7,300         7,300
New York State Local Govt. Assistance Corp. VRDO                       1.08%     12/8/2003 LOC            11,615        11,615
New York State Local Govt. Assistance Corp. VRDO                       1.10%     12/8/2003 LOC            11,400        11,400
New York State Local Govt. Assistance Corp. VRDO                       1.10%     12/8/2003 LOC            14,920        14,920
New York State Mortgage Agency Rev. PUT                               1.125%      4/2/2004                11,000        11,000
New York State Mortgage Agency Rev. TOB VRDO                           1.03%     12/8/2003 (1) *          11,805        11,805

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
NEW YORK TAX-EXEMPT                                                               MATURITY                AMOUNT        VALUE*
MONEY MARKET FUND                                                     COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Mortgage Agency Rev. TOB VRDO                           1.03%     12/8/2003 (1) *       $   2,845    $    2,845
New York State Mortgage Agency Rev. TOB VRDO                           1.03%     12/8/2003 *               2,795         2,795
New York State Mortgage Agency Rev. TOB VRDO                           1.17%     12/8/2003 *               5,960         5,960
New York State Power Auth. Rev. CP                                     1.05%    12/10/2003                13,800        13,800
New York State Power Auth. Rev. CP                                     1.12%    12/11/2003                 6,000         6,000
New York State Power Auth. Rev. CP                                     1.12%     1/14/2004                 9,977         9,977
New York State Power Auth. Rev. CP                                     1.12%     1/22/2004                20,000        20,000
New York State Power Auth. Rev. CP                                     1.12%     1/23/2004                 6,900         6,900
New York State Power Auth. Rev. PUT                                    0.90%      3/1/2004                14,500        14,513
New York State Power Auth. Rev. VRDO                                   1.10%     12/8/2003                16,000        16,000
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        1.75%      4/1/2004                25,935        25,993
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund) TOB VRDO                               1.12%     12/8/2003 (3) *           8,215         8,215
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund) TOB VRDO                                1.16%     12/8/2003 (1) *           8,580         8,580
New York State Thruway Auth. Rev. CP                                   0.85%     12/5/2003                 9,500         9,500
New York State Thruway Auth. Rev. CP                                   0.90%     12/8/2003                26,000        26,000
New York State Thruway Auth. Rev. CP                                   0.90%    12/10/2003                 5,000         5,000
New York State Thruway Auth. Rev. CP                                   0.89%    12/15/2003                15,000        15,000
Oneida County NY IDA Rev. (Hamilton College) VRDO                      1.07%     12/8/2003 (1)            24,335        24,335
Port Auth. of New York & New Jersey CP                                 0.85%    12/11/2003                 7,000         7,000
Port Auth. of New York & New Jersey CP                                 0.91%    12/16/2003                 5,120         5,120
Port Auth. of New York & New Jersey CP                                 1.05%    12/16/2003                25,000        25,000
St. Lawrence County NY IDA Environmental
  Improvement Rev. (Alcoa Corp.) VRDO                                  1.11%     12/8/2003 LOC            14,100        14,100
Suffolk County NY Water Auth. Rev. VRDO                                1.08%     12/8/2003                39,100        39,100
Syosset NY Central School Dist. BAN                                    2.00%     2/13/2004                 6,000         6,011
Tobacco Settlement Financing Corp. NY Rev. TOB VRDO                    1.15%     12/8/2003 (2) *           6,295         6,295
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO                 1.10%     12/8/2003                12,300        12,300
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO                 1.10%     12/8/2003                 8,390         8,390
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO                1.13%     12/8/2003 *              16,230        16,230
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO                1.13%     12/8/2003 (1) *           7,200         7,200
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO                1.16%     12/8/2003 *               9,260         9,260
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO                1.16%     12/8/2003 (2) *          16,675        16,675
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                    1.10%     12/8/2003 (4)            25,200        25,200
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                    1.10%     12/8/2003 (4)            15,400        15,400
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                    1.10%     12/8/2003                 8,800         8,800
Troy County NY IDA Civic Fac. Rev.
  (Rensselaer Polytechnic Institute) VRDO                              1.12%     12/8/2003                11,250        11,250

Outside New York:
Puerto Rico Highway & Transp. Auth. Rev. VRDO                          1.07%     12/8/2003 (2)            12,800        12,800
Puerto Rico TRAN                                                       2.00%     7/30/2004                10,000        10,068
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,780,667)                                                                                                  1,780,667
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        MARKET
                                                                                                                        VALUE*
                                                                                                                          (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    45,860
Liabilities                                                                                                            (54,221)
                                                                                                                     ---------
                                                                                                                        (8,361)
                                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,772,295,283 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                                 $1,772,306
==============================================================================================================================

NET ASSET VALUE PER SHARE $1.00
==============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $340,074,000, representing 19.2% of net assets.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2003.
For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
                                                        Amount             Per
                                                          (000)          Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $1,772,315           $1.00
Undistributed Net Investment Income                         --              --
Accumulated Net Realized Losses                             (9)             --
Unrealized Appreciation                                     --              --
--------------------------------------------------------------------------------
NET ASSETS                                          $1,772,306           $1.00
================================================================================

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
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
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                                    COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
------------------------------------------------------------------------------------------------------------------------------
Albany County NY GO                                                    5.00%     10/1/2012 (3)              4,400        4,936
Albany NY GO                                                           7.00%     1/15/2005 (1)                20            20
Battery Park City NY Auth. Rev.                                        5.50%     11/1/2006 (2)(Prere.)    11,750        13,272
Broome County NY Public Safety Fac. Project COP                        5.25%      4/1/2015 (1)(ETM)        2,665         2,792
Broome County NY Public Safety Fac. Project COP                        5.25%      4/1/2015 (1)               335           346
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.                      6.00%      1/1/2015 (1)             4,500         4,740
Buffalo NY GO                                                         5.125%      2/1/2012 (2)             1,870         2,048
Buffalo NY GO                                                         5.125%      2/1/2013 (2)             2,945         3,227
Erie County NY Water Auth. Rev.                                        6.00%     12/1/2008 (2)(ETM)        1,600         1,814
Hempstead NY GO                                                        5.50%      8/1/2005 (3)(Prere.)       190           207
Hempstead NY GO                                                        5.50%      8/1/2005 (3)(Prere.)     2,260         2,434
Hempstead NY GO                                                       5.625%      2/1/2006 (3)(Prere.)       270           299
Hempstead NY GO                                                       5.625%      2/1/2006 (3)(Prere.)       210           233
Hempstead NY GO                                                       5.625%      2/1/2012 (3)             1,220         1,332
Hempstead NY GO                                                       5.625%      2/1/2013 (3)               960         1,047
Huntington NY GO                                                       6.70%      2/1/2011 (3)               310           378
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2011 (4)            16,690        12,920
Long Island NY Power Auth. Electric System Rev.                        5.25%      6/1/2013                15,690        17,101
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2014 (4)             5,000         3,311
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2019 (4)             2,460         1,239
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2021 (4)            13,355         5,962
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2023 (4)            35,500        13,939
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2024 (4)            21,830         8,040
Long Island NY Power Auth. Electric System Rev.                        0.00%      6/1/2027 (4)            23,905         7,504
Long Island NY Power Auth. Electric System Rev. VRDO                   1.08%     12/1/2003 LOC            16,700        16,700
Long Island NY Power Auth. Electric System Rev. VRDO                   1.08%     12/1/2003 LOC            10,000        10,000
Metro. New York Transp. Auth. Rev.
  (Commuter Fac.)                                                     5.125%      7/1/2009(3)(Prere.)      3,000         3,398
Metro. New York Transp. Auth. Rev.
  (Commuter Fac.)                                                      5.30%      7/1/2009 (3)(Prere.)    17,475        19,954
Metro. New York Transp. Auth. Rev.
  (Commuter Fac.)                                                      5.00%      7/1/2013 (2)(Prere.)     5,500         6,155
Metro. New York Transp. Auth. Rev.
  (Commuter Fac.)                                                      5.50%      7/1/2013 (2)(Prere.)    11,585        13,433
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                                            5.25%     10/1/2010 (1)(Prere.)    34,060        39,028
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                                            5.25%     10/1/2010 (1)(Prere.)     7,900         9,052
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                                            6.00%      4/1/2020 (1)(ETM)       32,500        38,853
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      7.00%      7/1/2009 (2)(ETM)        9,050        10,710
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.00%      1/1/2012 (2)(Prere.)     5,000         5,584
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2014 (2)             8,000         9,241
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2016 (2)            28,075        31,694
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2016 (1)             4,000         4,516
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2017 (1)             5,000         5,616
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2017 (2)            35,000        39,314
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2019 (1)             6,000         6,668
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50%    11/15/2020 (1)             7,000         7,740
Metro. New York Transp. Auth. Rev. VRDO                                1.10%     12/8/2003 (4)               800           800
Nassau County NY Combined Sewer Dist. GO                               6.20%     5/15/2007 (1)               840           859
Nassau County NY Combined Sewer Dist. GO                               6.20%     5/15/2008 (1)               835           854
Nassau County NY Combined Sewer Dist. GO                               6.25%     5/15/2009 (1)               825           844
Nassau County NY Combined Sewer Dist. GO                               5.00%      5/1/2010 (3)             2,875         3,203

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
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
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
                                                                      COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                               6.25%     5/15/2010 (1)         $     820    $      839
Nassau County NY Combined Sewer Dist. GO                               5.00%      5/1/2011 (3)             1,770         1,969
Nassau County NY Combined Sewer Dist. GO                              5.875%      8/1/2012 (3)               825           848
Nassau County NY GO                                                    5.70%      8/1/2004 (3)(Prere.)     2,000         2,121
Nassau County NY GO                                                    5.75%      2/1/2011 (1)             1,100         1,119
Nassau County NY GO                                                    5.25%      6/1/2011 (2)             3,670         4,075
Nassau County NY GO                                                    5.25%      6/1/2012 (2)             4,670         5,173
Nassau County NY GO                                                    5.25%      6/1/2013 (2)             6,905         7,650
Nassau County NY GO                                                    5.25%      6/1/2014 (2)             6,585         7,294
Nassau County NY Interim Finance Auth. VRDO                            1.09%     12/8/2003 (4)            11,200        11,200
Nassau County NY Interim Finance Auth. VRDO                            1.10%     12/8/2003 (4)            11,635        11,635
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                                 5.70%      4/1/2016 (1)            12,730        14,130
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                                 5.60%      4/1/2018 (1)             2,635         2,912
New York City NY Cultural Resources Rev.
  (American Museum of Natural  History)                                5.65%      4/1/2022 (1)             5,000         5,538
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                               5.40%      1/1/2006 (2)(ETM)           85            92
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                               5.50%      1/1/2007 (2)(ETM)           35            39
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                               5.50%      1/1/2016 (2)             2,000         2,213
New York City NY GO                                                    5.75%      8/1/2011 (1)            15,750        18,180
New York City NY GO                                                   5.125%      8/1/2013 (4)            19,025        20,821
New York City NY GO                                                   5.375%      8/1/2013 (3)             8,295         9,198
New York City NY GO                                                    5.20%      8/1/2014 (4)             5,000         5,457
New York City NY GO                                                    5.25%     3/15/2016 (2)             5,000         5,473
New York City NY GO                                                    5.75%     3/15/2027 (4)             5,000         5,556
New York City NY GO VRDO                                               1.09%     12/8/2003 LOC             2,800         2,800
New York City NY GO VRDO                                               1.10%     12/8/2003 LOC             1,350         1,350
New York City NY IDA (USTA National Tennis Center)                    6.375%    11/15/2014 (4)             2,000         2,135
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                           5.875%     6/15/2012 (2)            18,500        21,733
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            5.35%     6/15/2013 (1)             5,300         5,440
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                           5.875%     6/15/2013 (2)            20,000        23,615
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            0.00%     6/15/2017                10,000         5,634
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                           5.375%     6/15/2017                25,015        27,579
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            0.00%     6/15/2018                10,000         5,324
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                           5.375%     6/15/2018                25,095        27,515
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            0.00%     6/15/2021                 4,490         2,001
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            5.50%     6/15/2027 (1)            23,955        26,020

                                       21
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
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
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                                    COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance
  Auth. Water & Sewer System Rev.                                      5.75%     6/15/2029 (1)         $  15,000    $   16,776
New York City NY Muni. Water Finance
  Auth. Water & Sewer System Rev.                                      5.75%     6/15/2031 (3)            30,650        34,364
New York City NY Muni. Water Finance
  Auth. Water & Sewer System Rev. VRDO                                 1.08%     12/1/2003 (3)               300           300
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                       1.10%     12/1/2003                 2,100         2,100
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                       1.10%     12/1/2003                25,200        25,200
New York City NY Transitional Finance Auth. Rev.                       5.50%      5/1/2009 (Prere.)        1,325         1,534
New York City NY Transitional Finance Auth. Rev.                       5.75%     8/15/2009 (Prere.)        5,000         5,882
New York City NY Transitional Finance Auth. Rev.                       5.75%     5/15/2010 (Prere.)          930         1,096
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2011 (Prere.)        3,995         4,644
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2011 (Prere.)        1,150         1,337
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2011 (Prere.)        2,955         3,435
New York City NY Transitional Finance Auth. Rev.                       5.50%      5/1/2011 (Prere.)        2,265         2,633
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2012                 2,805         3,180
New York City NY Transitional Finance Auth. Rev.                       5.25%      5/1/2013                12,270        13,679
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2014                 9,735        10,840
New York City NY Transitional Finance Auth. Rev.                       5.25%      5/1/2014                17,720        19,582
New York City NY Transitional Finance Auth. Rev.                      5.375%      2/1/2015                 7,310         8,073
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2015                 3,850         4,289
New York City NY Transitional Finance Auth. Rev.                      5.375%     2/15/2015                 9,395        10,416
New York City NY Transitional Finance Auth. Rev.                      5.375%      2/1/2016                 8,415         9,260
New York City NY Transitional Finance Auth. Rev.                       5.50%      2/1/2016                11,045        12,261
New York City NY Transitional Finance Auth. Rev.                       5.50%     2/15/2016                 2,735         3,050
New York City NY Transitional Finance Auth. Rev.                       5.75%    11/15/2020                 9,070        10,331
New York City NY Transitional Finance Auth. Rev.                       5.50%      5/1/2025                 1,675         1,824
New York City NY Transitional Finance Auth. Rev. VRDO                  1.08%     12/1/2003                 4,400         4,400
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/1/2003                 6,985         6,985
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/1/2003                 4,400         4,400
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%     12/1/2003                 2,700         2,700
New York City NY Transitional Finance Auth. Rev. VRDO                  1.12%     12/8/2003                 5,400         5,400
New York State Dormitory Auth. Rev. (Barnard College)                  5.25%      7/1/2026 (2)             4,370         4,507
New York State Dormitory Auth. Rev. (Catholic Health)                  5.50%      7/1/2022 (1)            10,000        11,010
New York State Dormitory Auth. Rev. (City Univ.)                       5.50%      7/1/2006 (2)(Prere.)    11,360        12,692
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%      7/1/2011 (3)             5,950         6,937
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%      7/1/2015 (3)             2,215         2,509
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%      7/1/2015 (3)            31,620        35,814
New York State Dormitory Auth. Rev. (City Univ.)                       5.50%      7/1/2016 (2)(Prere.)     4,640         5,089
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%      7/1/2016 (3)             7,255         8,217
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%      7/1/2016 (3)             4,475         5,069
New York State Dormitory Auth. Rev. (Columbia Univ.)                  5.125%      7/1/2019                 5,100         5,532
New York State Dormitory Auth. Rev.
  (Cornell Univ.) VRDO                                                 1.10%     12/8/2003                 8,076         8,076
New York State Dormitory Auth. Rev. (Court Fac.)                       5.75%     5/15/2023 (2)            21,370        23,890
New York State Dormitory Auth. Rev.
  (Department of Health)                                               5.50%      7/1/2025 (1)             3,870         4,215
New York State Dormitory Auth. Rev. (Fordham Univ.)                    5.75%      7/1/2015 (3)             1,500         1,566
New York State Dormitory Auth. Rev. (Fordham Univ.)                    7.20%      7/1/2015 (2)               710           713
New York State Dormitory Auth. Rev. (Fordham Univ.)                    5.50%      7/1/2023 (3)            10,150        10,578

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

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
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
                                                                      COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev.
  (Lenox Hill Hosp. Obligation Group)                                 5.375%      7/1/2020             $   2,400    $    2,491
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                            5.375%     2/15/2006 (1)(Prere.)     7,230         7,977
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                            5.875%     8/15/2013 (4)             2,475         2,843
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                            5.875%     8/15/2014 (4)             2,625         2,942
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                            5.875%     8/15/2015 (4)             2,785         3,124
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                            5.375%     2/15/2026 (1)(Prere.)       270           287
New York State Dormitory Auth. Rev.
  (Mental Health Services) VRDO                                        1.12%     12/8/2003 (1)            12,000        12,000
New York State Dormitory Auth. Rev.
  (Montefiore Medical Center)                                          5.25%      2/1/2015 (2)            42,750        46,812
New York State Dormitory Auth. Rev.
  (New School for Social Research)                                    5.625%      7/1/2016 (1)             2,260         2,537
New York State Dormitory Auth. Rev. (New York Univ.)                   5.75%      7/1/2016 (1)             3,500         4,116
New York State Dormitory Auth. Rev. (New York Univ.)                   5.50%      7/1/2031 (2)             8,910        10,118
New York State Dormitory Auth. Rev. (New York Univ.)                   5.50%      7/1/2040 (2)            20,330        23,263
New York State Dormitory Auth. Rev. (Pace)                            5.625%      7/1/2017 (1)            11,185        12,554
New York State Dormitory Auth. Rev. (Queens Hosp.)                     5.45%     8/15/2019 (2)             4,980         5,350
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                                  5.30%      7/1/2017 (1)             6,275         6,905
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                                  5.25%      7/1/2022 (1)             3,000         3,211
New York State Dormitory Auth. Rev. (Rockefeller Univ.)                5.00%      7/1/2018                 2,805         2,994
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                                      5.75%      7/1/2019 (1)            15,900        18,499
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                                      5.75%      7/1/2020 (1)             5,500         6,396
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                                      5.50%      7/1/2023 (1)            14,000        15,692
New York State Dormitory Auth. Rev. (St. John's Univ.)                 5.25%      7/1/2020 (1)            15,170        16,434
New York State Dormitory Auth. Rev. (St. John's Univ.)                 5.70%      7/1/2026 (1)            14,370        15,835
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)               5.25%      7/1/2018 (1)             6,700         7,070
New York State Dormitory Auth. Rev.
  (St. Vincent Hosp. Medical Center)                                   5.80%      8/1/2025 (2)             4,250         4,607
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%      7/1/2009 (2)             1,590         1,862
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%     5/15/2012 (1)            16,160        18,776
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%     5/15/2013 (1)            27,285        31,745
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%     5/15/2014 (1)            10,660        12,369
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%     5/15/2015 (1)            12,500        14,504
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%     5/15/2016 (1)             5,000         5,802
New York State Dormitory Auth. Rev. (State Univ.)                      5.75%     5/15/2017 (4)             3,750         4,407
New York State Dormitory Auth. Rev. (State Univ.)                     5.375%      7/1/2021                 5,315         5,702
New York State Dormitory Auth. Rev.
  (The New York & Presbyterian Hosp.)                                  5.50%      2/1/2010 (2)             6,330         7,187
New York State Dormitory Auth. Rev. (Univ. of Rochester)               5.00%      7/1/2017 (1)             2,000         2,147
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                         5.25%      7/1/2012 (2)             6,170         6,820

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                                    COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                         5.00%      7/1/2015 (2)         $   3,000    $    3,259
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                         5.00%      7/1/2016 (2)             1,250         1,350
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)                                              5.25%      7/1/2017 (4)             8,025         8,530
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)                                             5.375%      7/1/2025 (4)             7,000         7,498
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)                            5.375%     6/15/2015                 7,650         8,570
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)                             5.25%     6/15/2016                 3,095         3,422
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)                            5.375%     6/15/2016                 6,000         6,693
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)                             5.25%     6/15/2018                10,000        10,950
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)                             5.25%     6/15/2019                36,610        39,867
New York State GO                                                      5.75%     5/15/2011 (4)             4,540         5,226
New York State GO                                                     5.875%     5/15/2012 (4)             4,670         5,382
New York State Local Govt. Assistance Corp.                            5.25%      4/1/2015 (2)             8,000         8,742
New York State Local Govt. Assistance Corp.                            5.50%      4/1/2017                12,905        14,675
New York State Local Govt. Assistance Corp.                           5.375%      4/1/2019 (1)             3,000         3,290
New York State Local Govt. Assistance Corp. VRDO                       1.08%     12/8/2003 LOC            14,985        14,985
New York State Local Govt. Assistance Corp. VRDO                       1.10%     12/8/2003 LOC             2,000         2,000
New York State Local Govt. Assistance Corp. VRDO                       1.10%     12/8/2003 LOC               570           570
New York State Medical Care Fac. Finance Agency Rev.                   5.25%     2/15/2019 (3)            16,230        16,675
New York State Medical Care Fac. Finance Agency Rev.
  (Mental Health Services)                                             6.00%     2/15/2005 (1)(Prere.)       150           162
New York State Thruway Auth. Rev.                                      5.25%      1/1/2014                 5,560         6,067
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.75%      4/1/2010 (3)(Prere.)     5,575         6,559
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.75%      4/1/2013 (3)             5,870         6,687
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.25%      4/1/2014 (1)             7,500         8,279
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.50%      4/1/2014 (2)            32,875        36,987
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.50%      4/1/2014 (3)             2,500         2,799
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.75%      4/1/2014 (3)             3,000         3,409
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.50%      4/1/2015 (3)             2,000         2,241
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.75%      4/1/2015 (3)             2,500         2,840
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.50%      4/1/2016 (3)             3,000         3,349
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                        5.75%      4/1/2016 (3)             2,080         2,363
New York State Thruway Auth. Rev.
  (Service Contract)                                                   5.75%      4/1/2009 (1)(Prere.)     4,000         4,675

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
                                                                      COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------

New York State Thruway Auth. Rev. (Service Contract)                   5.25%      4/1/2015             $    8,075   $    8,560
New York State Urban Dev. Corp. Rev.
  (Community Enhancement Fac.)                                        5.125%      4/1/2015 (2)             5,500         6,022
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%      1/1/2009 (2)(Prere.)     2,500         2,939
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%      1/1/2009 (2)(Prere.)     3,000         3,527
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%      1/1/2009 (2)(Prere.)     4,110         4,832
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%      1/1/2009 (2)(Prere.)     5,000         5,878
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               5.75%      1/1/2011 (4)(Prere.)     6,380         7,458
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               5.50%      4/1/2016 (1)            13,350        14,545
Niagara County NY IDA Solid Waste Disposal Rev. PUT                    5.55%    11/15/2013                12,500        13,093
Niagara Falls NY Bridge Comm. Rev.                                     5.25%     10/1/2015 (3)             5,000         5,660
Niagara Falls NY Bridge Comm. Rev.                                     6.25%     10/1/2020 (3)             8,685        10,723
Niagara Falls NY Bridge Comm. Rev.                                     6.25%     10/1/2021 (3)             9,230        11,377
North Hempstead NY GO                                                  6.40%      4/1/2010 (3)             1,500         1,791
North Hempstead NY GO                                                  6.40%      4/1/2011 (3)             2,075         2,498
North Hempstead NY Solid Waste Auth.                                   5.00%      2/1/2012 (1)             3,370         3,457
Oneida County NY IDA Rev. (Hamilton College) VRDO                      1.07%     12/8/2003 (1)             2,645         2,645
Onondaga County NY Public Improvements                                5.875%     2/15/2008 (ETM)           1,250         1,434
Onondaga County NY Public Improvements                                5.875%     2/15/2008                 1,225         1,405
Port Auth. of New York & New Jersey Rev.                               5.50%    12/15/2016 (2)             4,190         4,610
Port Auth. of New York & New Jersey Rev.                               5.50%    12/15/2017 (2)             4,600         5,030
Port Auth. of New York & New Jersey Rev.                               5.50%    12/15/2018 (2)             4,620         5,031
Suffolk County NY Water Auth. Rev.                                     5.25%      6/1/2010 (2)(ETM)        3,790         4,331
Suffolk County NY Water Auth. Rev.                                     5.25%      6/1/2011 (2)(ETM)        2,380         2,724
Suffolk County NY Water Auth. Rev.                                     5.25%      6/1/2012 (2)(ETM)        4,290         4,892
Suffolk County NY Water Auth. Rev.                                     5.75%      6/1/2013 (2)(ETM)        7,340         7,485
Suffolk County NY Water Auth. Rev.                                     5.25%      6/1/2017 (2)(ETM)        1,695         1,907
Suffolk County NY Water Auth. Rev. VRDO                                1.08%     12/8/2003                   600           600
Triborough Bridge & Tunnel Auth. New York Rev.                         6.75%      1/1/2009 (2)(ETM)(Prere.)3,000         3,513
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%      1/1/2014                 3,000         3,300
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%      1/1/2015                 2,930         3,219
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%      1/1/2016                 2,500         2,732
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%    11/15/2017                16,770        18,389
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%      1/1/2018                 2,330         2,523
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%    11/15/2018                30,285        33,017
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%    11/15/2019                43,025        46,637
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                    1.10%     12/8/2003 (4)             3,500         3,500

Outside New York:
Puerto Rico Electric Power Auth. Rev.                                  5.25%      7/1/2015 (1)             5,000         5,551
Puerto Rico Electric Power Auth. Rev.                                  5.25%      7/1/2015 (1)             7,000         7,987
Puerto Rico Electric Power Auth. Rev.                                 5.375%      7/1/2016 (1)            16,345        18,399
Puerto Rico Electric Power Auth. Rev.                                 5.375%      7/1/2018 (1)             6,250         6,957
Puerto Rico Electric Power Auth. Rev.                                 5.375%      7/1/2019 (1)             6,500         7,195
Puerto Rico GO                                                         5.50%      7/1/2013 (3)             6,000         6,965
Puerto Rico GO                                                         5.50%      7/1/2014 (3)             2,500         2,906
Puerto Rico GO                                                         5.00%      7/1/2018 (1)             2,650         2,835
Puerto Rico GO                                                         5.50%      7/1/2020 (3)             6,305         7,285
Puerto Rico GO                                                         5.50%      7/1/2021 (1)            16,505        18,931
Puerto Rico Govt. Dev. Bank VRDO                                       1.01%     12/8/2003 (1)             3,230         3,230
Puerto Rico Highway & Transp. Auth. Rev. VRDO                          1.07%     12/8/2003 (2)             2,300         2,300
Puerto Rico Muni. Finance Agency                                       5.75%      8/1/2011 (4)             8,060         9,318
Puerto Rico Muni. Finance Agency                                       5.75%      8/1/2011 (4)             7,750         8,960

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                  MATURITY                AMOUNT        VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                                    COUPON          DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------

Puerto Rico Muni. Finance Agency                                      5.875%      8/1/2014 (4)             6,480         7,504
Puerto Rico Muni. Finance Agency                                       6.00%      8/1/2016 (4)             2,645         3,080
Puerto Rico Muni. Finance Agency                                       5.25%      8/1/2017 (4)             7,000         7,717
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.                     5.25%      7/1/2014 (3)            10,000        11,404
Puerto Rico Public Finance Corp.                                       6.00%      8/1/2026                10,000        11,495
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,917,676)                                                                                                  2,069,202
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    28,086
Liabilities                                                                                                             (5,239)
                                                                                                                ---------------
                                                                                                                        22,847
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $2,092,049
==============================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 27.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                     $1,936,469
Undistributed Net Investment Income                                                                                         --
Accumulated Net Realized Gains                                                                                           4,054
Unrealized Appreciation                                                                                                151,526
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $2,092,049
==============================================================================================================================

Investor Shares--Net Assets

Applicable to 114,167,792 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                                 $1,321,000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                              $11.57
==============================================================================================================================

Admiral Shares--Net Assets
Applicable to 66,638,168 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                                   $771,049
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                               $11.57
==============================================================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                              New York                New York
                                            Tax-Exempt               Long-Term
                                          Money Market              Tax-Exempt
                                                  Fund                    Fund
                                         -------------------------------------
                                              Year Ended November 30, 2003
                                         -------------------------------------
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                    $17,786                 $ 94,161
--------------------------------------------------------------------------------
  Total Income                                 17,786                   94,161
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                  238                      307
    Management and Administrative
      Investor Shares                           2,250                    1,879
      Admiral Shares                               --                      691
    Marketing and Distribution
      Investor Shares                             311                      191
      Admiral Shares                               --                       95
  Custodian Fees                                   16                       20
  Auditing Fees                                    10                       15
  Shareholders' Reports and Proxies
      Investor Shares                              14                       27
      Admiral Shares                               --                        3
    Trustees' Fees and Expenses                     2                        2
--------------------------------------------------------------------------------
      Total Expenses                            2,841                    3,230
      Expenses Paid Indirectly--Note C             --                     (191)
--------------------------------------------------------------------------------
      Net Expenses                              2,841                    3,039
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                          14,945                   91,122
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                     (8)                   9,778
    Futures Contracts                              --                   (4,531)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                           (8)                   5,247
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                            --                   53,461
  Futures Contracts                                --                      284
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)   --                   53,745
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $14,937                 $150,114
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------------
                                                 New York Tax-Exempt                   New York Long-Term
                                                  Money Market Fund                      Tax-Exempt Fund
                                                 -------------------                   -------------------
                                                                  Year Ended November 30,
                                                 ---------------------------------------------------------
                                                    2003       2002                  2003       2002
                                                   (000)      (000)                 (000)      (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $ 14,945   $ 19,309              $ 91,122   $ 92,697
  Realized Net Gain (Loss)                            (8)        67                 5,247     24,118
  Change in Unrealized Appreciation (Depreciation)    --         --                53,745     20,178
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                   14,937     19,376               150,114    136,993
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                              (14,945)   (19,309)              (56,709)   (59,863)
    Admiral Shares                                    --         --               (34,413)   (32,834)
  Realized Capital Gain*
    Investor Shares                                   --         --               (14,716)    (7,382)
    Admiral Shares                                    --         --                (8,920)    (3,566)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                              (14,945)   (19,309)             (114,758)  (103,645)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                144,900    268,821               (40,117)   (14,377)
  Admiral Shares                                      --         --               (54,079)   173,497
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                 144,900    268,821               (94,196)   159,120
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                      144,892    268,888               (58,840)   192,468
-----------------------------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                          1,627,414  1,358,526             2,150,889  1,958,421
-----------------------------------------------------------------------------------------------------------------
  End of Period                               $1,772,306 $1,627,414            $2,092,049 $2,150,889
=================================================================================================================
*Includes  fiscal 2003 and 2002  short-term gain  distributions  by the New York
Long-Term  Tax-Exempt  Fund totaling  $1,207,000 and  $1,164,000,  respectively.
Short-term gain  distributions  are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------

NEW YORK TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                                       ------------------------------------------------
For a Share Outstanding Throughout Each Period            2003      2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00     $1.00     $1.00    $1.00     $1.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .009      .013      .028     .038      .030
  Net Realized and Unrealized Gain (Loss) on Investments    --        --        --       --        --
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .009      .013      .028     .038      .030
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.009)    (.013)    (.028)   (.038)    (.030)
  Distributions from Realized Capital Gains                 --        --        --       --        --
-------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.009)    (.013)    (.028)   (.038)    (.030)
=======================================================================================================

TOTAL RETURN                                             0.89%     1.32%     2.79%    3.87%     3.01%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $1,772    $1,627    $1,359   $1,154      $798
  Ratio of Total Expenses to Average Net Assets          0.17%     0.17%     0.18%   0.14%      0.17%
  Ratio of Net Investment Income to Average Net Assets   0.88%     1.31%     2.72%    3.81%     2.99%
=======================================================================================================

-------------------------------------------------------------------------------------------------------

NEW YORK LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                                       ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003      2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.38    $11.20    $10.83   $10.42    $11.30
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .486      .503      .525     .556      .547
  Net Realized and Unrealized Gain (Loss) on Investments  .315      .243      .370     .410     (.789)
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       .801      .746      .895     .966     (.242)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.486)    (.503)    (.525)   (.556)    (.547)
  Distributions from Realized Capital Gains              (.125)    (.063)       --       --     (.091)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.611)    (.566)    (.525)   (.556)    (.638)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.57    $11.38    $11.20   $10.83    $10.42
=======================================================================================================

TOTAL RETURN                                             7.20%     6.84%     8.37%    9.56%    -2.25%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $1,321    $1,340    $1,333   $1,664    $1,530
  Ratio of Total Expenses to Average Net Assets          0.17%     0.18%     0.20%    0.20%     0.20%
  Ratio of Net Investment Income to Average Net Assets   4.22%     4.46%     4.71%    5.28%     5.02%
  Portfolio Turnover Rate                                   3%       16%       12%      21%        5%
=======================================================================================================


NEW YORK LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------
                                                                Year Ended       May 14* to
                                                               November 30,        Nov. 30,
                                                             ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003      2002           2001
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.38    $11.20         $11.05
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .493      .509           .284
  Net Realized and Unrealized Gain (Loss) on Investments      .315      .243           .150
----------------------------------------------------------------------------------------------
    Total from Investment Operations                          .808      .752           .434
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.493)    (.509)         (.284)
  Distributions from Realized Capital Gains                  (.125)    (.063)            --
----------------------------------------------------------------------------------------------
    Total Distributions                                      (.618)    (.572)         (.284)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.57    $11.38         $11.20
==============================================================================================

TOTAL RETURN                                                 7.26%     6.89%          3.94%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                        $771      $811           $626
  Ratio of Total Expenses to Average Net Assets              0.11%     0.13%          0.15%**
  Ratio of Net Investment Income to Average Net Assets       4.28%     4.51%          4.58%**
  Portfolio Turnover Rate                                       3%       16%            12%
==============================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.
     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.
     2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

    -------------------------------------------------------------------------
                           Capital Contribution    Percentage   Percentage of
                                    to Vanguard       of Fund      Vanguard's
    New York Tax-Exempt Fund              (000)    Net Assets  Capitalization
    -------------------------------------------------------------------------
    Money Market                           $285         0.02%           0.28%
    Long-Term                               336         0.02            0.34
    -------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2003, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $190,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $856,000 from accumulated net realized gains to paid-in capital.

At November 30, 2003, the Long-Term Tax-Exempt Fund had capital gains of $4,787,000 available for distribution.

The Long-Term Tax-Exempt Fund had realized losses totaling $733,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $150,793,000, consisting of unrealized gains of $151,016,000 on securities that had risen in value since their purchase and $223,000 in unrealized losses on securities that had fallen in value since their purchase.

E.      During the year ended November 30, 2003, the Long-Term  Tax-Exempt  Fund
purchased   $64,914,000  of  investment  securities  and  sold  $177,302,000  of investment securities,  other than temporary cash investments.

F.      Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
                                                   ----------------------------------------------------
                                                                2003                      2002
                                                   -------------------------        -------------------
                                                          AMOUNT      SHARES        AMOUNT       SHARES
NEW YORK TAX-EXEMPT FUND                                   (000)       (000)         (000)        (000)
-------------------------------------------------------------------------------------------------------
MONEY MARKET
  Issued                                             $ 1,537,373   1,537,373     1,462,745    1,462,745
  Issued in Lieu of Cash Distributions                    14,439      14,439        18,618       18,618
  Redeemed                                            (1,406,912) (1,406,912)   (1,212,542)  (1,212,542)
                                                   ----------------------------------------------------
    Net Increase (Decrease)                              144,900     144,900       268,821      268,821
-------------------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
  Issued                                               $ 228,826      19,887     $ 326,425       28,983
  Issued in Lieu of Cash Distributions                    55,471       4,822        50,572        4,496
  Redeemed                                              (324,414)    (28,257)     (391,374)     (34,750)
                                                   ----------------------------------------------------
    Net Increase (Decrease)--Investor Shares             (40,117)     (3,548)      (14,377)      (1,271)
                                                   ----------------------------------------------------
Admiral Shares
  Issued                                                 161,640      14,077       315,702       28,030
  Issued in Lieu of Cash Distributions                    29,343       2,550        25,281        2,246
  Redeemed                                              (245,062)    (21,277)     (167,486)     (14,867)
                                                   ----------------------------------------------------
    Net Increase (Decrease)--Admiral Shares              (54,079)     (4,650)      173,497       15,409
-------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard New York Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 6, 2004

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(unaudited) for vanguard new york tax-exempt funds

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $23,285,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest  dividends.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of


                          POSITION(S) HELD WITH
NAME                      FUND (NUMBER OF
(YEAR OF BIRTH)           VANGUARD FUNDS
TRUSTEE/OFFICER           OVERSEEN BY
SINCE                     TRUSTEE/OFFICER)         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*          Chairman of the          Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)                    Board, Chief             The Vanguard Group, Inc., and of each of the investment companies
May 1987                  Executive Officer,       served by The Vanguard Group.
                          and Trustee
                          (118)
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS          Trustee                  The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)                    (118)                    to Greenwich Associates (international business strategy consulting);
January 2001                                       Successor Trustee of Yale University; Overseer of the Stern School of
                                                   Business at New York University; Trustee of the Whitehead Institute
                                                   for Biomedical Research.
--------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA            Trustee                  Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                    (118)                    Chairman (January-September 1999), and Vice President (prior to
December                                           September 1999) of Rohm and Haas Co. (chemicals); Director of
                                                   Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                                   nications components); Board Member of 2002 the American Chemistry
                                                   Council; Trustee of Drexel University.
--------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN           Trustee                  Vice President, Chief Information Officer, and Member of the
HEISEN                    (118)                    Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                             consumer products); Director of the University Medical Center at
July 1998                                          Princeton and Women's Research and Education Institute.
--------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL         Trustee                  Chemical Bank Chairman's Professor of Economics, Princeton
(1932)                    (116)                    University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                           ment fund) (since November 2001), Vanguard Group (Ireland)
                                                   Limited (Irish investment management firm) (since November 2001),
                                                   Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                                   (software company).
--------------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                          Position(s) Held with
Name                      Fund (Number of
(Year of Birth)           Vanguard Funds
Trustee/Officer           Overseen by
Since                     Trustee/Officer)         Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.     Trustee                  Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                    (118)                    Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                       Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
--------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON        Trustee                  Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                    (118)                    (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                         Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON         Secretary                Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                    (118)                    Secretary of The Vanguard Group and of each of the investment
June 2001                                          companies served by The Vanguard Group.
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Higgins         Treasurer                Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                    (118)                    investment companies served by The Vanguard Group.
July 1998
--------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                 MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.           RALPH K. PACKARD,  Finance.
KATHLEEN C. GUBANICH, Human Resources.                       GEORGE U. SAUTER,  Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
--------------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP (R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q760 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD NEW YORK TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD NEW YORK TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD NEW YORK TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.